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                                                            EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity) of Anchor National Life Insurance Company of our report dated November 19, 1999 and November 9, 1998, relating to the financial statements of Anchor National Life Insurance Company, and of our report dated March 10, 1999, relating to the financial statements of Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity), which appear in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the incorporation by reference in such Prospectus of our report dated March 11, 1999, relating to the statement of assets acquired and liabilities assumed in the MBL Life Assurance Corporation transaction at December 31, 1998, appearing on page 8 of Anchor National Life Insurance Company's Current Report on Form 8-K/A dated March 12, 1999. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
December 15, 1999